As filed with the Securities and Exchange Commission on January 23, 2006

Registration No. 333-130720

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE
AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Foster Wheeler Ltd.
(Exact name of registrant as specified in its charter)

Bermuda*	1600	22-3802649
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer Identification Number)
incorporation or organization)	Classification Code)

Perryville Corporate Park
Clinton, New Jersey 08809 4000
Telephone: (908) 730-4000
Facsimile: (908) 730-5300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

* Maintains its registered offices at Clarendon House, 2 Church Street, Hamilton, HM 11, Bermuda, and its principal executive offices at Perryville Corporate Park, Clinton, New Jersey 08809-4000

Lisa Fries Gardner
c/o Foster Wheeler Inc.
Perryville Corporate Park
Clinton, New Jersey 08809 4000
Telephone: (908) 730-4000
Facsimile: (908) 730-5300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Tracy Kimmel
King & Spalding LLP
1185 Avenue of the Americas
New York, New York 10036
(212) 556-2100

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:   |X||

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box:   |X|

     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box: |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

EXPLANATORY NOTE

     Pursuant to Rule 462(d) of the Securities Act of 1933, as amended, Foster Wheeler Ltd. is filing this post-effective amendment to its Registration Statement (the “Registration Statement”) on Form S-3 (File No. 333-130720) solely for the purpose of filing an additional exhibit. No changes have been made to the prospectuses that form Part I of the Registration Statement or the other sections of Part II. Accordingly, they have been omitted.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

Exhibit No.	Description

4.1*	Memorandum of Association of Foster Wheeler Ltd. (Filed as Annex II to Foster Wheeler Ltd.’s Form S-4/A (File No. 333-52468) filed on March 9, 2001 and incorporated herein by reference.)

4.2*	Bye-laws of Foster Wheeler Ltd. amended November 29, 2004 (Filed as Exhibit 99.3 to Foster Wheeler Ltd.’s Form 8-K filed on December 2, 2004 and incorporated herein by reference.)

4.3*	Registration Rights Agreement dated as of September 24, 2004 relating to offering of common shares, preferred shares, warrants and senior secured notes. (Filed as Exhibit 4.5 to Foster Wheeler Ltd.’s registration statement on Form S-4 (File No. 119841) filed on October 20, 2004 and incorporated by reference herein).

4.4*	Form of common share certificate (filed as Exhibit 4.2 to Foster Wheeler Ltd.’s current report on Form 8-K filed on May 25, 2001 and incorporated by reference herein).

4.5*	Warrant Agreement between Foster Wheeler Ltd. and Mellon Investor Services LLC, including forms of warrant certificates (Filed as Exhibit 4.10 to Foster Wheeler Ltd.’s registration statement on Form S-3 (File No. 333-120076) filed on December 21, 2004 and incorporated by reference herein).

4.6*	Lockup Agreement, dated December 22, 2005 among Foster Wheeler Ltd. and the security holders named on Schedule I therein.

5.1*	Opinion of Conyers Dill & Pearman as to the legality of the common shares.

8.1	Opinion of King & Spalding LLP.

23.1*	Consent of PricewaterhouseCoopers LLP.

23.2*	Consent of Conyers Dill & Pearman (included in Exhibit 5.1).

24.1*	Power of Attorney.

99.1*	Letter of Transmittal.

99.2*	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

99.3*	Letter to Clients.

* Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clinton, State of New Jersey, on January 23, 2006.

FOSTER WHEELER LTD.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

*	Director, Chairman of the Board,
President and Chief Executive
Raymond J. Milchovich	Officer (Principal Executive Officer)	January 23, 2006

Executive Vice President and Chief
*	Financial Officer (Principal	January 23, 2006
Financial Officer)
John T. La Duc

*	Vice President and Controller	January 23, 2006
(Principal Accounting Officer)
Brian K. Ferraioli

*	Director	January 23, 2006

Eugene D. Atkinson

*	Director	January 23, 2006

Diane C. Creel

*	Director	January 23, 2006

Joseph J. Melone

*	Director	January 23, 2006

Stephanie Hanbury-Brown

*	Director	January 23, 2006

James D. Woods

*	Director	January 23, 2006

David M. Sloan

* Lisa Fries Gardner, by signing her name hereto, does sign and execute this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 on behalf of each of the above named officers and directors of the registrant on this 23rd day of January, 2006, pursuant to powers of attorney executed on behalf of each of such officers and directors previously filed with the Securities and Exchange Commission.

By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Memorandum of Association of Foster Wheeler Ltd. (Filed as Annex II to Foster Wheeler Ltd.’s Form S-4/A (File No. 333-52468) filed on March 9, 2001 and incorporated herein by reference.)

4.2*	Bye-laws of Foster Wheeler Ltd. amended November 29, 2004 (Filed as Exhibit 99.3 to Foster Wheeler Ltd.’s Form 8-K filed on December 2, 2004 and incorporated herein by reference.)

4.3*	Registration Rights Agreement dated as of September 24, 2004 relating to offering of common shares, preferred shares, warrants and senior secured notes. (Filed as Exhibit 4.5 to Foster Wheeler Ltd.’s registration statement on Form S-4 (File No. 119841) filed on October 20, 2004 and incorporated by reference herein).

4.4*	Form of common share certificate (filed as Exhibit 4.2 to Foster Wheeler Ltd.’s current report on Form 8-K filed on May 25, 2001 and incorporated by reference herein).

4.5*	Warrant Agreement between Foster Wheeler Ltd. and Mellon Investor Services LLC, including forms of warrant certificates (Filed as Exhibit 4.10 to Foster Wheeler Ltd.’s registration statement on Form S-3 (File No. 333-120076) filed on December 21, 2004 and incorporated by reference herein).

4.6*	Lockup Agreement, dated December 22, 2005 among Foster Wheeler Ltd. and the security holders named on Schedule I therein.

5.1*	Opinion of Conyers Dill & Pearman as to the legality of the common shares.

8.1	Opinion of King & Spalding LLP.

23.1*	Consent of PricewaterhouseCoopers LLP.

23.2*	Consent of Conyers Dill & Pearman (included in Exhibit 5.1).

24.1*	Power of Attorney.

99.1*	Letter of Transmittal.

99.2*	Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

99.3*	Letter to Clients.

* Previously filed.